                                                                    Exhibit 99.1

                        Signatures of Reporting Persons

                                      WP X FINANCE, L.P.

                                      By: WPX GP, L.P.,
                                      its managing general partner

                                      By: Warburg Pincus Private Equity X, L.P.,
                                      its general partner

                                      By: Warburg Pincus X, L.P.,
                                      its general partner

                                      By: Warburg Pincus X GP L.P.,
                                      its general partner

                                      By: WPP GP LLC,
                                      its general partner

                                      By: Warburg Pincus Partners, L.P.,
                                      its managing member

                                      By: Warburg Pincus Partners GP LLC,
                                      its general partner

                                      By: Warburg Pincus & Co.,
                                      its managing member

                                      By: /s/ Robert B. Knauss
                                          --------------------------------------
                                      Name: Robert B. Knauss
                                      Title: Partner

                                      05/07/2020
                                      ------------------------------------------
                                      Date

                                      **Signature of Reporting Person

                                      WPX GP, L.P.

                                      By: Warburg Pincus Private Equity X, L.P.,
                                      its general partner

                                      By: Warburg Pincus X, L.P.,
                                      its general partner

                                      By: Warburg Pincus X GP L.P.,
                                      its general partner

                                      By: WPP GP LLC,
                                      its general partner

                                      By: Warburg Pincus Partners, L.P.,
                                      its managing member

                                      By: Warburg Pincus Partners GP LLC,
                                      its general partner

                                      By: Warburg Pincus & Co.,
                                      its managing member

                                      By: /s/ Robert B. Knauss
                                          --------------------------------------
                                      Name: Robert B. Knauss
                                      Title: Partner

                                      05/07/2020
                                      ------------------------------------------
                                      Date

                                      **Signature of Reporting Person

                                      WARBURG PINCUS PRIVATE
                                      EQUITY X, L.P.

                                      By: Warburg Pincus X, L.P.,
                                      its general partner

                                      By: Warburg Pincus X GP L.P.,
                                      its general partner

                                      By: WPP GP LLC,
                                      its general partner

                                      By: Warburg Pincus Partners, L.P.,
                                      its managing member

                                      By: Warburg Pincus Partners GP LLC,
                                      its general partner

                                      By: Warburg Pincus & Co.,
                                      its managing member

                                      By: /s/ Robert B. Knauss
                                          --------------------------------------
                                      Name: Robert B. Knauss
                                      Title: Partner

                                      05/07/2020
                                      ------------------------------------------
                                      Date

                                      **Signature of Reporting Person

                                      WARBURG PINCUS X PARTNERS,
                                      L.P.

                                      By: Warburg Pincus X, L.P.,
                                      its general partner

                                      By: Warburg Pincus X GP L.P.,
                                      its general partner

                                      By: WPP GP LLC,
                                      its general partner

                                      By: Warburg Pincus Partners, L.P.,
                                      its managing member

                                      By: Warburg Pincus Partners GP LLC,
                                      its general partner

                                      By: Warburg Pincus & Co.,
                                      its managing member

                                      By: /s/ Robert B. Knauss
                                          --------------------------------------
                                      Name: Robert B. Knauss
                                      Title: Partner

                                      05/07/2020
                                      ------------------------------------------
                                      Date

                                      **Signature of Reporting Person

                                      WARBURG PINCUS X, L.P.

                                      By: Warburg Pincus X GP L.P.,
                                      its general partner

                                      By: WPP GP LLC,
                                      its general partner

                                      By: Warburg Pincus Partners, L.P.,
                                      its managing member

                                      By: Warburg Pincus Partners GP LLC,
                                      its general partner

                                      By: Warburg Pincus & Co.,
                                      its managing member

                                      By: /s/ Robert B. Knauss
                                          --------------------------------------
                                      Name: Robert B. Knauss
                                      Title: Partner

                                      05/07/2020
                                      ------------------------------------------
                                      Date

                                      **Signature of Reporting Person

                                      WARBURG PINCUS X GP L.P.
                                      By: WPP GP LLC,

                                      its general partner
                                      By: Warburg Pincus Partners, L.P.,

                                      its managing member
                                      By: Warburg Pincus Partners GP LLC,

                                      its general partner
                                      By: Warburg Pincus & Co.,

                                      its managing member

                                      By: /s/ Robert B. Knauss
                                          --------------------------------------
                                      Name: Robert B. Knauss
                                      Title: Partner

                                      05/07/2020
                                      ------------------------------------------
                                      Date

                                      **Signature of Reporting Person

                                      WPP GP LLC

                                      By: Warburg Pincus Partners, L.P.,
                                      its managing member

                                      By: Warburg Pincus Partners GP LLC,
                                      its general partner

                                      By: Warburg Pincus & Co.,
                                      its managing member

                                      By: /s/ Robert B. Knauss
                                      Name: Robert B. Knauss
                                          --------------------------------------
                                      Title: Partner

                                      05/07/2020
                                      ------------------------------------------
                                      Date

                                      **Signature of Reporting Person

                                      WARBURG PINCUS PARTNERS, L.P.

                                      By: Warburg Pincus Partners GP LLC,
                                      its general partner

                                      By: Warburg Pincus & Co.,
                                      its managing member

                                      By: /s/ Robert B. Knauss
                                          --------------------------------------
                                      Name: Robert B. Knauss
                                      Title: Partner

                                      05/07/2020
                                      ------------------------------------------
                                      Date

                                      **Signature of Reporting Person

                                      WARBURG PINCUS PARTNERS GP
                                      LLC

                                      By: Warburg Pincus & Co.,
                                      its managing member

                                      By: /s/ Robert B. Knauss
                                          --------------------------------------
                                      Name: Robert B. Knauss
                                      Title: Partner

                                      05/07/2020
                                      ------------------------------------------
                                      Date

                                      **Signature of Reporting Person

                                      WARBURG PINCUS & CO.

                                      By: /s/ Robert B. Knauss
                                          --------------------------------------
                                      Name: Robert B. Knauss
                                      Title: Partner

                                      05/07/2020
                                      ------------------------------------------
                                      Date

                                      **Signature of Reporting Person

                                      WARBURG PINCUS LLC

                                      By: /s/ Robert B. Knauss
                                          --------------------------------------
                                      Name: Robert B. Knauss
                                      Title: Managing Director

                                      05/07/2020
                                      ------------------------------------------
                                      Date

                                      **Signature of Reporting Person